UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 27, 2018

Date of Report (Date of earliest event reported)

Klever Marketing, Inc.

(Exact name of registrant as specified in its charter)

Delaware	00-18834	36-368583
(State of Jurisdiction of in Company)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 E. 6600 So. #305 SLC, Utah	84121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 949-465-4494

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into Material Definitive Agreement.

On April 27, 2018, Klever Marketing, Inc. (“Parent”), DarkPulse Technologies, Inc. (“Target Company”) and DPTH Acquisition Corporation, a wholly owned subsidiary of Parent (the “Merger Subsidiary”) entered into an Agreement and Plan of Merger, a notice and copy of which were filed with the SEC on form 8-K on or around May 1, 2018. The parties then agreed to certain largely procedural amendments to the Plan and Agreement of Merger on July 7th, 2018, which are outlined below and a copy of the Amended Agreement is attached and incorporated hereto as Exhibit “2.1”. No terms of the original Plan and Agreement of Merger were deemed amended or changed, except as specifically set out in the Amendment.

Under the terms of the Merger Agreement, Merger Subsidiary will merge with and into Target Company (the “Merger”), and Target Company will be the surviving corporation to the Merger and become a wholly owned operating subsidiary of Parent. The Merger is expected to close on or about July 18, 2018, subject to the satisfaction or waiver of customary closing conditions.

The specific amendments are as follows:

a.                Section 1.1(e) is hereby amended and restated in its entirety as follows:

At the Closing, Parent’s outstanding capital stock shall consist of approximately 89,680,567 shares of Common Stock (the “Pre-Closing Common Stock”), and at the Merger Time after the issuance of the shares of Parent Preferred Stock to the holders of Company Common Stock pursuant to Section 1.2 below, the Pre-Closing Common Stock shall represent approximately 15% of all of the issued and outstanding capital stock of the Parent considered on a fully diluted basis.

b.                Section 1.2 of the original Merger Agreement is hereby amended and restated in its entirety as follows:

1.2       Effect on Company Capital Stock and Merger Subsidiary Capital Stock. To effectuate the Merger, and subject to the terms and conditions of this Agreement, at the Merger Time:

(a)        Each share and fractional share of Company Common Stock issued and outstanding immediately prior to the Merger Time will be cancelled and extinguished and automatically converted into the right to receive 100 fully paid and non-assessable shares of Parent’s Class D Voting Preferred Stock (the “Parent Preferred Stock”). Parent will issue to each holder of Company Common Stock certificates or Book Entries evidencing the number of shares of Parent Preferred Stock determined in accordance with the foregoing. Immediately after the Merger Time, holders of Company Common Stock immediately prior to the Merger shall hold approximately 85% of the issued and outstanding shares of Parent Common Stock considered on a fully diluted basis (assuming conversion of the Parent Preferred Stock into Parent Common Stock and including shares reserved for issuance pursuant to stock option plan(s)), or approximately 508,189,880 shares out of 597,870,447 shares considered on a fully diluted basis).

(b)       Each share of common stock, $0.01 par value per share, of Merger Subsidiary issued and outstanding immediately prior to the Merger Time will be automatically converted into one validly issued, fully paid and nonassessable share of common stock of the Surviving Company; and

(c)       All shares of Parent Preferred Stock issued upon the surrender of and exchange of Company Common Stock for shares in accordance with the terms and conditions of this Section 2.1 will be deemed to have been issued and paid in full satisfaction of all rights pertaining to such shares of Company Common Stock.

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c.                Section 1.3 is hereby amended and restated in its entirety as follows:

1.3       Rights of Holders of Company Capital Stock.

(a)        From and after the Merger Time and until surrendered for exchange, each outstanding stock certificate or Book Entry that, immediately prior to the Merger Time, represented shares of Company Common Stock will be deemed for all purposes, to evidence ownership of and to represent the number of whole shares of Parent Preferred Stock into which such shares of Company Common Stock will have been converted pursuant to Section 1.2(a) above. The record holder of each such outstanding certificate or Book Entry representing shares of Company Common Stock, will, immediately after the Merger Time, be entitled to vote the shares of Parent Preferred Stock into which such shares of Company Common Stock have been converted on any matters on which the holders of record of the Parent Preferred Stock, as of any date subsequent to the Merger Time, are entitled to vote. In any matters relating to such certificates or Book Entries of Company Common Stock, Parent may rely conclusively upon the record of stockholders maintained by Company containing the names and addresses of the holders of record of Company Common Stock on the Closing Date.

d.                The references to “Parent Common Stock” in Sections 1.4, 2.3, 3.3, and 3.23, and in the definition of “Merger Consideration” in Article 9, are each hereby replaced with “Parent Preferred Stock”.

e.                Section 6.3(n) is hereby amended and restated in its entirety as follows:

(n)       Company shall have received assurance from Parent, satisfactory to Company, (i) that the number of outstanding shares of capital stock of Parent immediately prior to the Merger Time is approximately 89,680,567 and zero (0) shares of preferred stock of Parent, par value $0.001 per share, (ii) that the Class D Voting Preferred Stock Certificate of Designation shall have been approved in a manner satisfactory to Company, (ii) that none of Parent’s outstanding convertible securities have been converted or exercised after the Effective Date, and (iii) that all of Parent’s outstanding preferred stock or options have been terminated prior to the Merger Time.

f.                 The references to (i) “Form of Surviving Company Certificate of Incorporation” and (ii) “Form of Surviving Company Bylaws” in the list of Exhibits set forth in the Table of Contents on page iii of the Merger Agreement, as Exhibit A and B, respectively, are each hereby replaced with “[RESERVED]”.

g.                Paragraph D of the Recitals is hereby replaced in its entirety with “[RESERVED]”.

h.                Section 1.1(a) is hereby replaced in its entirety with “[RESERVED]”.

i.                 The references to (i) “Form of Parent Certificate Incorporation” and “[see attached]” on page C-1 of the Merger Agreement, and (ii) “Form of Parent Bylaws” and “[see attached]” on page D-1 of the Merger Agreement, are each hereby replaced with “[RESERVED]”.

j.                 The references to (i) “Form of Surviving Company Certificate Incorporation” and “[see attached]” on page A-1 of the Merger Agreement, and (ii) “Form of Surviving Company Bylaws” and “[see attached]” on page B-1 of the Merger Agreement, are each hereby replaced with “[RESERVED]”.

Unless specifically amended by the Amendment to the Merger Agreement, or reasonably necessary to its application, all obligations, rights, undertakings and terms of the parties under the Merger Agreement shall remain in full force and affect.

Should any of the provisions of this Amendment conflict with any of the provisions of the Merger Agreement, then the provisions of this Amendment shall apply.

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The Parent Company, pursuant to the original Plan and Agreement of Merger, reserves the right, but is not obligated to, complete an approximate 6:1 reverse split of its common stock post-closing.

The foregoing description of the Merger Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement Amendment, a copy of which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this report:

Exhibit Number	Description of Exhibit

2.1	Merger Agreement Amendment dated June 29, 2018, by and among Klever Marketing, Inc., DarkPulse Technologies Holdings Inc. and DPTH Acquisition Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2018	KLEVER MARKETING, INC.

	By:	/s/ Paul Begum Name: Paul Begum Title: Chief Executive Officer

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